UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2005

Avid Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Avid Technology Park One Park West Tewksbury, MA		01876
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 640-6789

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Avid Technology, Inc. (“Avid”) hereby amends Item 9.01 of its Current Report on Form 8-K, dated August 9, 2005, as follows:

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The following historical financial statements of Pinnacle Systems, Inc.(“Pinnacle”), which have been previously filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Current Report on Form 8-K:

Pinnacle Filings (File No. 000-24784)	Period
Annual Report on Form 10-K (1)	Fiscal year ended June 30, 2004 (filing dated September 10, 2004)
Quarterly Reports on Form 10-Q (2)	Quarters ended September 30, 2004 (filing dated November 9, 2004); December 31, 2004 (filing dated February 9, 2005); and March 31, 2005 (filing dated May 10, 2005)
Quarterly Report on Form 10-Q/A	Quarter ended March 31, 2005 (filing dated June 7, 2005)
Current Report on Form 8-K	Filings dated June 7, 2005;

(1)     On June 7, 2005, Pinnacle filed a Current Report on Form 8-K, which is incorporated by reference, to amend its Consolidated Financial Statements for the years ended June 30, 2004, 2003 and 2002 and to modify the related disclosures in accordance with the provisions of Statements of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” to reflect the reclassifications to discontinued operations of Pinnacle’s Steinberg Media Technologies GmbH business and Team Sports division, which were sold on January 21, 2005 and February 4, 2005, respectively.

(2)     On June 7, 2005, Pinnacle filed a Quarterly Report on Form 10-Q/A, which is incorporated by reference, to amend its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 to reflect certain reclassifications to discontinued operations of Pinnacle’s Team Sports division.

(b)   Pro Forma Financial Information.

Pro Forma Condensed Combined Financial Statements for the Six-Month Period Ended June 30, 2005 and Year Ended December 31, 2004 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(c)  Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005	AVID TECHNOLOGY, INC.

	By:	/s/ Paul Milbury
Name: Paul Milbury
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 20, 2005, by and among Avid Technology, Inc., Highest Mountain Corporation and Pinnacle Systems, Inc.

23.1	Consent of KPMG LLP

99.1*	Press Release issued by the registrant dated August 9, 2005

99.2	Pro Forma Financial Information (Unaudited)

* Filed previously by the registrant’s current report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2005.